EXECUTION COPY

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of February 11, 2004, among WYETH, a Delaware corporation (the "Company"), various lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

     WHEREAS, the Company, the Lenders, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.), as Co-Lead Arrangers and Joint Book Managers, Citibank, N.A., as Syndication Agent, The Bank of Nova Scotia, Commerzbank AG, New York and Grand Cayman Branches, and UBS AG, Cayman Islands Branch, as Co- Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of March 3, 2003 (the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.       Amendments to Credit Agreement.

     1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the text "364-Day Credit Agreement" appearing in each of the definitions of "Aggregate Facilities Commitment" and "Significant Usage Period" in said Section and inserting the text "5-Year Credit Agreement" in lieu thereof.

     2. The definition of "Applicable Margin" appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the table appearing in said definition and inserting the following table in lieu thereof:

                                                       Eurodollar
                     "Rating                             Rate
                      Period                             Margin
         ------------------------------------ --------------------------------
         ------------------------------------ --------------------------------

                Category A Period                       .3750%
                Category B Period                       .600%
                Category C Period                       .825%
                Category D Period                       1.050%
                Category E Period                       1.275%
                Category F Period                       1.500%".

     3. The definition of "Category E Period" appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text "or lower" in each instance where it appears in said definition.

     4. The definition of "Category Rules" appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting each reference to "Category E Period" appearing in said definition and inserting the text "Category F Period" in lieu thereof.

     5. The definition of "Facility Fee Percentage" appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) of said definition and inserting a comma in lieu thereof and (ii) inserting the text "and (vi) during a Category F Period, 0.250%" immediately preceding the period at the end of said definition.

     6. The definition of "Rating Period" appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) changing the reference to "Category E Period" appearing in said definition to "Category F Period" and (ii) inserting the text ", the Category E Period" immediately following the text "Category D Period" appearing in said definition.

     7. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting the following definitions in the appropriate alphabetical order:

          "Category F Period": subject to the Category Rules, at any time either
     (i) the S&P Credit Rating is BB+ or lower or (ii) the Moody's Credit Rating is Ba1 or lower.

          "5-Year Credit Agreement": the Credit Agreement, dated as of February 11, 2004, among the Company, the lenders party thereto, JPMCB, as administrative agent, and Citicorp North America, Inc., as syndication agent, as in effect from time to time.

     8. Subsection 2.18 of the Credit Agreement is hereby amended by deleting each reference to "364-Day Credit Agreement" appearing therein and inserting the text "5-Year Credit Agreement" in lieu thereof.

     9. Subsection 8.14(a) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and inserting the text "(a) [Intentionally deleted]" in lieu thereof.

II.      Miscellaneous Provisions.

     1. In order to induce the Lenders to enter into this First Amendment, the Company hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date, both before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

     3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

     4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This First Amendment shall become effective on the date (the "Amendment Effective Date") when (i) the Company and Lenders constituting the Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113) and (ii) the 5-Year Credit Agreement shall have become effective in accordance with its terms.

     6. From and after the Amendment Effective Date, all references in the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                 * * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first written above.




                                       WYETH


                                       By:  /s/ Kenneth J. Martin
                                          -------------------------------------
                                          Title: Executive Vice President and
                                                 Chief Financial Officer



                                       JPMORGAN CHASE BANK,
                                          Individually and as Administrative
                                          Agent


                                       By: /s/ Robert Anastasio
                                          -------------------------------------
                                          Title: Vice President



                                       CITIBANK N.A.,
                                          Individually and as Syndication
                                          Agent

                                       By: /s/ Wajeeh Faheen
                                          -------------------------------------
                                          Title: Vice President



                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ Carolyn A. Calloway
                                          -------------------------------------
                                          Title: Managing Director



                                       COMMERZBANK AG, NEW YORK AND GRAND
                                          CAYMAN BRANCHES, Individually and
                                          as Co-Documentation Agent

                                       By: /s/ Robert S. Taylor, Jr.
                                          -------------------------------------
                                          Title: Senior Vice President

                                       By: /s/ Andrew P, Lusk
                                          -------------------------------------
                                          Title: Vice President



                                       UBS AG, Cayman Island Branch

                                       By: /s/ Thomas R. Salzano
                                          -------------------------------------
                                          Title: Director
                                                 Banking Products Services, US


                                       By: /s/ Barbara Ezell-McMichael
                                          -------------------------------------
                                          Title: Associate Director
                                                 Banking Products Services, US



                                       ABN AMRO BANK N.V.

                                       By: /s/ Eric Oppenheimer
                                          -------------------------------------
                                          Title: Vice President

                                       By: /s/ Todd J. Miller
                                          -------------------------------------
                                          Title: Assistant Vice President



                                       SAN PAOLO IMI S.P.A.

                                       By: /s/ Renato Carducci
                                          -------------------------------------
                                          Title: General Manager

                                       By: /s/ Luca Sacchi
                                          -------------------------------------
                                          Title: Vice President



                                       U.S. BANK N.A.

                                       By: /s/ Michael P. Dickman
                                          -------------------------------------
                                          Title: Assistant Vice President



                                       WACHOVIA BANK, N.A.

                                       By: /s/ Joseph C. Bossong, Jr.
                                          -------------------------------------
                                          Title: Director



                                       THE NORTHERN TRUST COMPANY

                                       By: /s/ John Konstantos
                                          -------------------------------------
                                          Title: Vice President



                                       BANCA NAZIONALE DEL LAVORO, S.P.A.,
                                           NEW YORK BRANCH

                                       By: /s/ Francesco Di Mario
                                          -------------------------------------
                                          Title: Vice President

                                       By: /s/ Juan Cortes
                                          -------------------------------------
                                          Title: Vice President

                                       THE BANK OF NEW YORK

                                       By: /s/ Thomas J. McCormack
                                          -------------------------------------
                                          Title: Vice President



                                       MELLON BANK, N.A.

                                       By: /s/ Marla A. DeYulis
                                          -------------------------------------
                                          Title: Assistant Vice President



                                       BANCO POPULAR DE PUERTO RICO, NEW YORK
                                          BRANCH

                                       By: /s/ Hector J. Gonzalez
                                          -------------------------------------
                                          Title: Vice President



                                       THE GOVERNOR AND COMPANY OF THE BANK
                                           OF IRELAND

                                       By: /s/ F. McDonald
                                          -------------------------------------
                                          Title: Director



                                       BANCO BILBAO VIZCAYA ARGENTARIA, S.A.,
                                           NEW YORK BRANCH

                                       By: /s/ Jay Levit
                                          -------------------------------------
                                          Title: Vice President, Global
                                          Corporate Banking

                                       By: /s/ John Martini
                                          -------------------------------------
                                          Title: Vice President, Corporate
                                          Banking